Exhibit 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of August 10, 2018 is entered into by and among VERU INC., a Wisconsin corporation (“Borrower”), each of the undersigned financial institutions (individually each a “Lender” and collectively “Lenders”) and SWK FUNDING LLC, a Delaware limited liability company, in its capacity as Agent for all Lenders (in such capacity, “Agent”).

RECITALS

WHEREAS, Borrower, Agent and Lenders entered into that certain Credit Agreement dated as of March 5, 2018, (as the same may be further amended, modified or restated from time to time, being hereinafter referred to as the “Credit Agreement”; capitalized terms used in this Amendment are defined in the Credit Agreement unless otherwise stated);

WHEREAS, Borrower has requested that, and the Lenders have agreed to, amend certain provisions of the Credit Agreement as more fully set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

Article I

Amendments to Credit Agreement

1.1Amendment to Section 2.9.1 of the Credit Agreement.  Effective as of the date hereof, Section 2.9.1 of the Credit Agreement is hereby amended to add a new subsection (e) thereto to read as follows:

“(e)Notwithstanding the foregoing, the Revenue-Based Payment that would otherwise be due and owing on the Payment Date in August 2018 shall be deferred until the November 2018 Payment Date without the need for any further action by Agent, Lenders or Borrower.”

ARTICLE II

Conditions Precedent

2.1The effectiveness of the Amendments set forth in Article I above are subject to the satisfaction of the following conditions precedent in a manner satisfactory to Agent, unless specifically waived in writing by Agent in its sole discretion:

A.Agent shall have received this Amendment duly executed by all parties hereto.

B.Agent shall have received an amendment fee of $10,000, which shall be deemed fully earned and non-refundable on the date hereof and which amount includes the reimbursement in full of Agent’s out-of-pocket costs and expenses in connection with this Amendment as provided in the Credit Agreement.

C.The representations and warranties contained herein and in the Credit Agreement and the other Loan Documents, as each is amended hereby, shall be true and correct in all material respects as of the date hereof, as if made on the date hereof, except for such representations and warranties as are by their

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express terms limited to a specific date, which shall be true and correct in all material respects as of such earlier date.

D.All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent.

ARTICLE III

Ratifications, Representations and Warranties

3.1Ratifications.  The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect.  Borrower, Lenders and Agent agree that the Credit Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.  Borrower agrees that this Amendment is not intended to and shall not cause a novation with respect to any or all of the Obligations.

3.2Representations and Warranties.  Borrower hereby represents and warrants to Agent and Lenders that (a) the execution, delivery and performance of this Amendment and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action (as applicable) on the part of Borrower and will not violate the organizational documents of Borrower; (b) Borrower’s directors have authorized the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith; (c) the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Document are true and correct in all material respects on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date (except to the extent such representations and warranties expressly relate to an earlier date, which shall be true and correct in all material respects as of such earlier date); (d) no Default or Event of Default under the Credit Agreement, as amended hereby, has occurred and is continuing; (e) Borrower is in full compliance in all material respects with all covenants and agreements contained in the Credit Agreement and the other Loan Documents, as amended hereby; and (f) except as disclosed to Agent, Borrower has not amended its organizational documents since the date of the Credit Agreement.

ARTICLE IV

Miscellaneous Provisions

4.1Survival of Representations and Warranties.  All representations and warranties made in the Credit Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any Lender or any closing shall affect the representations and warranties or the right of Agent and each Lender to rely upon them.

4.2Reference to Credit Agreement.  Each of the Credit Agreement and the other Loan Documents, and any and all other Loan Documents, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement and such other Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement, as amended hereby.

4.3Severability.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

4.4Successors and Assigns.  This Amendment is binding upon and shall inure to the benefit of Agent and each Lender and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent.

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4.5Counterparts.  This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.  This Amendment may be executed by facsimile or electronic (.pdf) transmission, which facsimile or electronic (.pdf) signatures shall be considered original executed counterparts for purposes of this Section 4.5, and each party to this Amendment agrees that it will be bound by its own facsimile or electronic (.pdf) signature and that it accepts the facsimile or electronic (.pdf) signature of each other party to this Amendment.

4.6Effect of Waiver.  No consent or waiver, express or implied, by Agent to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

4.7Headings.  The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

4.8Applicable Law.  THE TERMS AND PROVISIONS OF SECTIONS 10.17 (GOVERNING LAW) AND 10.18 (FORUM SELECTION; CONSENT TO JURISDICTION) OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED HEREIN BY REFERENCE, AND SHALL APPLY TO THIS AMENDMENT MUTATIS MUTANDIS AS IF FULLY SET FORTH HEREIN.

4.9Final Agreement.  THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED.  THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.  NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY Borrower, AGENT AND THE REQUISITE LENDERS.

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IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above‑written.

BORROWER:

VERU INC.,

a Wisconsin corporation

By:  /s/  Mitchell Steiner

Name:   Mitchell Steiner, M.D.

Title:     Chairman, CEO and President

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AGENT AND LENDER:

SWK FUNDING LLC,
as Agent and a Lender

By: SWK Holdings Corporation,

   its sole Manager

By:       /s/  Winston Black

Name:  Winston Black

Title:     Chief Executive Officer

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